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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-116534) of H.J. Heinz Company of our report dated April 21, 2006 relating to the financial statements of the H. J. Heinz Company Foodservice 401(k) Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
April 28, 2006